UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     July 14, 2006


                                DERMISONICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                   000-32903              98-0233859
              ------                   ---------              ----------
   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)


               2 Park Plaza, Suite 450, Irvine, California  92614
              ----------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 949-733-1101


            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 14, 2006, the Company executed a promissory note in favor of Staples Management Inc. ("Staples") in the principal amount of $500,000 (the "Note"). The Note bears interest at 10% per annum, with principal and interest due in 12 months on July 14, 2008. In the event of a default on the Note, the
Note is convertible into Common Stock of the Company, par value $.001, at a conversion rate equal to a 25% discount or 75% of the average closing price per share of Common Stock (as reported by Over-the-Counter Bulletin Board during the ten trading days immediately prior to any such conversion.

     The Company has also granted Staples piggyback registration rights and the right to nominate a member for election to the Board of Directors on the condition that such person have pharmaceutical industry credentials and be reasonably acceptable to both the Company and Staples.

     In connection with the Note, the Company issued 3,125,000 warrants to Staples to purchase Common Stock of the Company for a three-year period at an exercise price of $.16 per share.

     The proceeds of the Note will be used for general working capital purposes, including costs associated with the human pilot trials being conducted on the Company's U-Strip technology, a patented electronic system that uses a specialized form of ultrasound waves to enhance the delivery of drugs through the skin and into the bloodstream from a specially modified patch.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.    Furnished pursuant to Items 2.02 and 7.01.

     99.1 Promissory Note issued to Staples Management Inc. for $500,000 dated July 14, 2006
     99.2 Warrant issued to Staples Management Inc. dated July 14, 2006, expiring 99.3 July 14, 2009 at an exercise price of $.16 per share

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DERMISONICS, INC.


Date: July 17, 2006                     By: /s/ Bruce H. Haglund
                                            ----------------------------
                                              Bruce H. Haglund, Chairman